Exhibit 99.1

Page
Glendora Shopping Center

Independent Auditors’ Report	F-1

Statement of Revenues and Certain Expenses for the year ended December 31, 2011 (Audited) and six months ended June 30, 2012 (Unaudited)	F-2

Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2011 (Audited) and six months ended June 30, 2012 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2012 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Glendora Shopping Center, located in Glendora, California (the “Property”) for the year ended December 31, 2011 (the “financial statement”). The financial statement is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
January 2, 2013

GLENDORA SHOPPING CENTER
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2011	Six Months Ended June 30, 2012 (Unaudited)
Revenues
Rental income (note 4)	$1,186	$644
Total revenues	1,186	644

Certain Expenses
Utilities	38	16
Repairs, maintenance and supplies	41	31
Cleaning	27	13
Real estate taxes	194	99
Insurance	41	20
Other	11	-
Total certain expenses	352	179

Excess of revenues over certain expenses	$834	$465

See accompanying notes to statement of revenues and certain expenses.

GLENDORA SHOPPING CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2011 (AUDITED) AND
SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)

1.Business and Organization

Glendora Shopping Center (the “Property”) is a shopping center located in Glendora, California.  The Property was owned by Glendora Associates, LLC (“Seller”). The Property, which is anchored by Albertson’s, Inc., has an aggregate gross rentable area of approximately 107,000 square feet.  The anchor tenant occupies approximately 58,000 square feet.

On August 1, 2012, the Property was acquired by ROIC California, LLC (“Buyer”), a wholly-owned subsidiary of Retail Opportunity Investments Corp. (the “Company”).

2.Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.           Subsequent Events

The Company has evaluated subsequent events through January 2, 2013, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

4.Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2011, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2012	$1,034,112
2013	1,018,733
2014	871,944
2015	720,847
2016	658,007
Thereafter	2,373,817
$6,677,460

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to a decrease of approximately $5,200 and a decrease of $22,900 in rental income for the year ended December 31, 2011 and the six months ended June 30, 2012, respectively.

5.Concentrations

For the year ended December 31, 2011, the property’s largest tenant accounted for 39% of base rental revenues.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of the property known as Glendora Shopping Center (the “Property”) on January 1, 2011.

              The following unaudited pro forma financial statements do not include a pro forma consolidated balance sheet, as the consolidated balance sheet as of September 30, 2012 included in the Company’s quarterly report on Form 10-Q as of and for the period ended September 30, 2012 included the acquisition and purchase price allocations and related disclosures.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2011 Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q for the periods ended June 30, 2012 and September 30, 2012. The pro forma consolidated financial statements do not purport to represent the Company’s financial position or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2011; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2012

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Glendora Shopping Center	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$27,538	$483	$18	(2)	$28,039
Recoveries from tenants	6,516	159	-		6,675
Mortgage interest and other	712	2	-		714
Total revenues	34,766	644	18		35,428

Operating expenses
Property operating	6,251	80	-		6,331
Property taxes	3,334	99	-		3,433
Depreciation and amortization	13,668	-	152	(3)	13,820
General & Administrative Expenses	5,017	-	-		5,017
Acquisition transaction costs	753	-	55	(4)	808
Total operating expenses	29,023	179	207		29,409

Operating income	5,743	465	(189)		6,019
Non-operating income (expenses)
Interest expense	(5,051)	-	-		(5,051)
Gain on bargain purchase	3,864	-	-		3,864
Equity in earnings from unconsolidated joint ventures	984	-	-		984
Interest income	12	-	(12	)(5)
Net income (loss) attributable to Retail Opportunity Investments Corp.	$5,552	$465	$(201)		$5,816

Pro forma weighted average shares outstanding
Basic:	49,999				49,999
Diluted:	50,095				50,095
Pro forma income per share

Basic and diluted:	$0.11				$0.12
Pro forma dividends per share:	$0.25				$0.25

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Glendora Shopping Center	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$39,581	$922		$146(2)	$40,649
Recoveries from tenants	10,248	264	—		10,512
Mortgage interest	1,909	—	—		1,909
Total revenues	51,738	1,186	146		53,070

Operating expenses
Property operating	8,404	158	—		8,562
Property taxes	5,023	194	—		5,217
Depreciation and amortization	21,264	—	305	(3)	21,569
General	9,801	—	—		9,801
Acquisition transaction costs	2,291	—	55	(4)	2,346
Total operating expenses	46,783	352	360		47,495

Operating income (loss)	4,955	834	(214)		5,575
Non-operating income (expenses)
Interest expense	(6,225)	—	—		(6,225)
Gain on bargain purchase	9,449	—	—		9,449
Equity in earnings from unconsolidated joint ventures	1,458	—	—		1,458
Interest income	19	—	(19	)(5)	—
Net income (loss) attributable to Retail Opportunity Investments Corp.	$9,656	$834	$(233)		$10,257

Pro forma weighted average shares outstanding
Basic:	42,477				42,477
Diluted:	42,526				42,526
Pro forma income per share

Basic and diluted:	$0.23				$0.24
Pro forma dividends per share:	$0.39				$0.39

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Statement of Operations

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2011 and the six months ended June 30, 2012.

2.
Reflects the pro forma adjustment of $146 and $18 for the year ended December 31, 2011 and six months ended June 30, 2012, respectively, to record operating rents on a straight-line basis beginning January 1, 2011.

3.
Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning of the period presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	For the Six Months Ended June 30, 2012 Depreciation Expense	Year Ended December 31, 2011 Depreciation Expense

Building	39 years	$152	$305

4.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.

5.	Reflects the pro forma adjustment to interest income to assume the acquisition has been made on the first day of the period presented.